Exhibit 99.2
Earnings Presentation Quarter Ended March 31, 2025 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFCL (7.875% Notes due 2028)

1 References in this presentation to “WHF”, “WhiteHorse Finance”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

# WhiteHorse Finance Snapshot

| | |
|---|---|
| Company: | WhiteHorse Finance, Inc. |
| Equity Ticker: | NASDAQ: WHF |
| Market Cap: | $216.9MM(1) |
| Credit Rating: | Egan-Jones: BBB+ / DBRS: BBB (low) |
| NAV / Share: | $12.11(2) |
| Portfolio Fair Value: | $651.0MM |
| Current Dividend Yield: | 16.5%(1)(3); quarterly dividends at or above $0.355 per share since 2012 IPO |
| External Manager: | Affiliate of H.I.G. Capital, LLC ("H.I.G. Capital" or "H.I.G.") |

(1) *Based on May 12, 2025 share price of $9.33.*
(2) *As of March 31, 2025.*
(3) *Based on LTM dividend rate, excluding special dividends, relative to closing share price.*

WHITEHORSE FINANCE 2

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of March 31st, of each respective year presented, unless otherwise noted. (1) Based on total capital raised by H.I.G. Capital and affiliates. (2) Includes investments in STRS JV. (3) Based on fair value. Does not include investments in STRS JV. Source: Company filings  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (the “Investment Adviser”), an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $69BN of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $651.0MM as of March 31, 2025  Investments across 134(2) positions in 74 portfolio companies as of March 31, 2025 − Average Investment Size(3): $4.1MM (Average Debt Investment Size(3): $5.2MM) − Largest Portfolio Company Investment(3): $22.3MM  Invested $2,778 MM in 260 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans $180 $272 $404 $415 $412 $441 $470 $590 $691 $819 $760 $696 $642 $651 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $13.63 $12.31 $12.11 $0.20 $0.32 $0.46 $0.51 $0.58 $0.82 $0.82 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.05 $11.47 $12.89 $14.31 $15.79 $17.33 $17.72 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $30.00 $30.46 $30.65 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Net asset value Cumulative special dividends paid Cumulative base dividends paid

# Overview of WhiteHorse Finance, Inc. (continued)

## Investment Strategy

- Generate attractive risk-adjusted returns in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital
- Differentiated proprietary deal flow from over 70 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries
- Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility
- 10-person investment committee with more than 250 years of industry experience
- Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM

## Summary Stats:

| | |
|---|---|
| Invested Capital since IPO: | $2,778MM [(1)] |
| Number of Investments Made: | ~260[(1)] |
| Average Investment Size: | ~$4.1MM[(2)] |
| All-in Yield: | 12.1% [(3)] |
| Net Debt / EBITDA of Current Portfolio Companies: | ~4.2x [(4)] |
| Secured Debt as a % of Total Debt: | ~99.8%[(5)] |

*Note: As of March 31, 2025, unless otherwise noted.*

*(1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.*

*(2) Across 132 investments. Does not include investments in STRS JV.*

*(3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of March 31, 2025, is 9.6%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.*

*(4) Measured at origination based on borrower reporting and WHF's target underwriting leverage. Does not include investments in STRS JV.*

*(5) Based on fair value. Does not include the Company's investments in STRS JV.*

WHITEHORSE FINANCE 4

# Summary of Quarterly Results

| Section | Details |
|---|---|
| Earnings Summary | ▪ Q1 Net Investment Income ("NII") and Q1 Core NII[1] was $6.8 million, or $0.294 per share, which compares with Q4 NII and Q4 Core NII of $8.0 million, or $0.343 per share.<br>▪ Net realized and unrealized losses on investments and foreign currency transactions for Q1 2025 totaled $2.6 million, primarily driven by net markdowns across the portfolio. Net realized losses included a partial sale of Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.) for $0.4 Million. |
| Portfolio Highlights | ▪ The Company made gross investment deployments in seven new portfolio companies for a total of $40.8 million, made add-on investments to six portfolio companies totaling $4.7 million and net fundings of $0.6 million on revolver loans.<br>▪ The Company received dispositions and principal repayments of $19.4 million, driven by full repayments from PLTFRM Companies, LLC and LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC). The Company also transferred four investments, comprised of three new investments and one existing portfolio companies, to the STRS JV totaling $17.0 million.<br>▪ The investments to MSI Information Services, Inc. were placed on non-accrual status in Q1 2025.<br>▪ The weighted average effective yield on income-producing investments at the end of Q1 2025 was approximately 12.1%, as compared to 12.5% in Q4 2024.<br>▪ As of March 31, 2025, STRS JV had total assets of $323.5 million. The Company's return on its investment in STRS JV at the end of Q1 2025 was 14.3%[2]. |
| Balance Sheet Update | ▪ NAV per share at the end of Q1 2025 was $12.11 per share compared with $12.31 per share from Q4 2024.<br>▪ Gross leverage levels increased during the quarter to 1.30x from 1.24x at the end of Q4 2024. Cash on-hand at the end of Q1 2025 was $19.6 million resulting in net leverage of 1.23x, an increase from 1.15x at the end of Q4 2024. |
| Dividend Policy | • Declared a quarterly distribution of $0.385 per share that was paid on April 04, 2025. |

*(1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.*

*(2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.*

WHITEHORSE FINANCE 5

6 Quarterly Operating Highlights Note: Numbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Calculated as the sum of Total Net Assets and Total Gross Debt Outstanding divided by Total Gross Debt Outstanding.

8 Portfolio Highlights Note: Numbers may not foot due to rounding (1) Fundings, exits and repayments may include non-cash transactions (e.g., PIK, equity issuances). (2) Exits and repayments may include sales to STRS JV. Portfolio Highlights Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 (USD in MM) Portfolio Activity New Investment Commitments 65.2 $ 69.2 $ 60.5 $ 42.0 $ 59.1 $ Gross Fundings (1) 58.2 58.2 52.9 37.9 47.2 Exits and Repayments (1)(2) (97.1) (54.9) (46.2) (47.3) (37.5) Net Fundings / (Repayments) 3.3 $ (38.9) $ 6.7 $ (9.4) $ 9.7 $ Portfolio Rotation 12.6% 11.8% 10.9% 9.9% 9.6% 7.3% 6.5% 5.9% 5.6% 5.3% 12.1% 13.0% 12.9% 12.5% 12.5% Weighted Average Spread Over The Applicable Base Rate Of New Floating Rate Investments Weighted Average Interest Rate On Investment Realizations Or Repayments Weighted Average Interest Rate On New Investments

Portfolio Highlights 9 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV. (5) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data)

Portfolio Trends Historical Portfolio Trends 10 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non-Accruals (Based on Cost of Investments)(1)(2)(3) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on amortized cost of total investments, including STRS JV. (2) BDC Peer Average includes approximately 15 publicly traded BDCs with total investments > $500 million & < $1.5 billion. BDC Industry Weighted Average and BDC Industry Median includes approximately 40 publicly traded BDCs. Data is sourced from Raymond James and Company filings as of December 31, 2024. Weighted averages are based on non-accruals as a percentage of amortized cost across total investments. (3)The Company’s Q1 2025 non-accruals is not an indication that the Company performed better than any of the three other measurements during such quarter. 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.1% 98.7% 98.7% 0.1% 0.2% 0.4% 0.4% 0.9% 1.3% 1.3% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Floating Fixed 52% 77% 81% 85% 85% 80% 78% 79% 39% 21% 11% 4% 3% 3% 1% 1% 9% 3% 3% 3% 3% 2% 4% 4% 6% 7% 9% 15% 17% 16% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 2021 2023 2024 Q1 2025 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 32% 44% 53% 58% 67% 62% 65% 67% 67% 68% 56% 47% 42% 33% 38% 35% 33% 33% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Sponsor Non-Sponsor 3.6% 2.1% 2.9% 0.0% 5.2% 11.3% 4.7% 3.3% 3.5% 3.3% 3.5% 4.1% 4.3% 2.8% 2.1% 2.6% 3.0% 2.4% 4.0% 2.2% 2.6% 2.7% 3.2% 3.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% WHF BDC Peer Average BDC Industry Weighted Average BDC Industry Median

11 Note: As of March 31, 2025, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity ~99.8% of WHF loans are senior secured 16.4% 3.4% 3.1% 2.9% 2.8% 2.6% 2.5% 2.5% 2.2% 2.1% 59.5% STRS JV Sleep OpCo LLC Future Payment Technologies, L.P. ABB/Con-cise Optical Group LLC Telestream Holdings Corporation BBQ Buyer, LLC CleanChoice Energy, Inc. FGI Acquisition Corp. Zephyr Buyer, L.P. Leviathan Intermediate Holdco, LLC Other STRS JV 5.3% 5.1% 4.9% 4.9% 4.6% 4.3% 4.2% 4.1% 3.8% 3.8% 3.7% 3.8% 47.5% Air Freight & Logistics Data Processing & Outsourced Services Systems Software Application Software Home Furnishings Leisure Products Commodity Chemicals Building Products Education Services Leisure Facilities Real Estate Services Household Appliances Other

# Effective Yield & Dividend Coverage

## Debt Portfolio Effective Yield and Borrower Leverage[1] From IPO to March 31, 2025



15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% 12.1%
2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x 4.1x 4.1x 4.1x 4.1x 4.1x 4.1x 4.2x 4.1x 4.1x 4.1x 4.1x 4.2x
Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25
Borrower Leverage through WHF Security
Effective Yield

## Core NII[2] to Dividend Coverage[3]



Missed by $0.02
Covered by $0.01
Missed by $0.04
Missed by $0.02
Missed by $0.03
Covered by $0.01
Covered by $0.12
Covered by $0.10
Covered by $0.09
Covered by $0.10
Covered by $0.07
Covered by $0.08
Covered by $0.01
Covered by $0.01
Missed by $0.05
Missed by $0.10
$0.34 $0.36
$0.37 $0.36
$0.32 $0.36
$0.34 $0.36
$0.33 $0.36
$0.37 $0.36
$0.48 $0.36
$0.46 $0.36
$0.46 $0.37
$0.47 $0.37
$0.46 $0.39
$0.47 $0.39
$0.40 $0.39
$0.39 $0.39
$0.34 $0.39
$0.29 $0.39
Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25
Core NII per share
Dividends per share

*Note: Amounts may not foot due to rounding.*

*(1) Portfolio leverage is based on investment leverage at inception.*

*(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com*

*(3) Does not include special dividends.*

*Source: Company filings*

WHITEHORSE FINANCE 12

Yield & Interest Rate Economic Analysis 13 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and recurring fee income but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the JPM Revolving Credit Facility borrowings. 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 13.4% 13.6% 13.7% 13.7% 13.8% 13.1% 12.5% 12.1% 9.0% 8.8% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 12.9% 13.1% 13.2% 13.2% 13.2% 12.5% 12.0% 11.6% 5.7% 5.7% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 7.1% 7.1% 7.2% 7.2% 7.4% 6.8% 6.4% 6.3% 3.8% 3.6% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 6.3% 6.5% 6.5% 6.5% 6.4% 6.3% 6.1% 5.8% 0.2% 0.1% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 5.0% 5.3% 5.4% 5.4% 5.3% 5.2% 4.8% 4.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Investment Performance Ratings 14

Net Asset Value Trends 15 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share 15.43 15.55 15.56 14.81 14.21 13.13 12.93 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 13.63 12.31 12.11 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 Net Asset Value If No Special Dividends Were Paid Net Asset Value

NAV Per Share Bridge 16 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

12/31/2024 Quarterly Change 3/31/2025 Outstanding Debt: Outstanding Debt: $356.0 $8.6 $364.6 Driven by net borrowings to fund new investments NAV: NAV: $286.1 ($4.7) $281.4 Driven by net realized & unrealized losses Leverage Migration 17 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.30x Leverage Ratio: 1.24x Sales & Principal Payments 37.5 Acquisition of Investments 47.2 Borrowings 18.6 Debt Paydown 9.9 Other Balance Sheet Changes 13.7 Dividend Payment 8.9 Net Investment Income 6.9 Balance Sheet Cash 8.2 Unsettled investment transactions 1.6 Deferred Financing Costs 0.9 Total $76.7 Total $76.7 Sources Uses

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of March 31, 2025, WHF had $3.5MM of deferred debt issuance costs. (2) Gross leverage excluding cash. 3 Current Debt Outstanding (as of March 31, 2025) Outstanding Weighted Average Interest Rate Maturity (1) ($ in MM) Commitment 2030 S+2.250% payable quarterly $170.1 $335.0 (Accordion Feature up to $375) Revolving Credit Facility 2025 5.375% payable semi-annually; Unsecured 5.375% 2025 Notes $40.0 $40.0 2026 5.375% payable semi-annually; Unsecured 5.375% 2026 Notes $10.0 $10.0 2026 4.000% payable semi-annually; Unsecured 4.000% 2026 Notes $75.0 $75.0 2027 5.625% payable semi-annually; Unsecured 5.625% 2027 Notes $10.0 $10.0 2028 4.250% payable semi-annually; Unsecured 4.250% 2028 Notes $25.0 $25.0 2028 7.875% payable quarterly; Unsecured $34.5 $34.5 7.875% 2028 Notes (NASDAQ: WHFCL) 5.8% weighted average cost of debt Total Debt $529.5 $364.6 $281.4 NA Total Shareholders’ Equity/Net Assets Funding Profile 18 Gross Debt to Equity(2) 1.00x-1.35x Target Leverage 1.14x 1.19x 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 1.32x 1.25x 1.23x 1.26x 1.16x 1.20x 1.24x 1.30x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Debt/ Equity

19 Appendix

Origination Footprint Regional Direct Origination Footprint  Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions  Dedicated direct lending team of approximately 73 investment and origination professionals  Regional footprint with 25 dedicated direct lending originators in 13 North American offices  Global platform of approximately 530 investment professionals across 18 offices in 9 countries and 3 continents  Additional 25 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market 20 Existing offices with senior originators Headquarters of a current portfolio company (Calgary) Los Angeles Miami New York Boston Atlanta Stamford San Francisco Dallas Cincinnati Washington, D.C. (Winnipeg) Chicago Denver Alaska Nashville Headcount data as of April 30, 2025.

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of March 31, 2025 STRS JV had $2.9MM of deferred debt issuance costs. 3 Maturity Weighted Average Interest Rate Outstanding(1) ($ in MM) Commitment 2029 S+2.25% payable quarterly $159.1 $262.5 ($75 Accordion Feature) Revolving Credit Facility N/A S+6.50% Subordinated Note $140.0 $128.5 payable quarterly 8.3% weighted average cost of debt Total Debt $402.5 $287.6 Equity $35.0 $32.1 N/A N/A STRS JV Key Terms and Funding Profile 21  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million  WHF and STRS Ohio share voting control 50%/50%  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Key Terms Current Debt Outstanding (as of March 31, 2025) ($ in MM)

22 Note: As of March 31, 2025, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 5.8% 5.7% 5.1% 4.5% 4.5% 4.3% 4.1% 3.9% 3.8% 3.0% 55.3% Source Code Holdings, LLC Marlin DTC-LS Midco 2, LLC Meta Buyer LLC Juniper Landscaping Holdings LLC RCKC Acquisitions LLC Drew Foam Companies Inc Geo Logic Systems Ltd. Forward Solutions, LLC Quest Events, LLC Buckeye Acquiror LLC Other 10.7% 9.6% 6.1% 6.0% 5.8% 5.7% 5.1% 5.2% 4.8% 4.5% 4.3% 4.1% 28.1% IT Consulting & Other Services Environmental & Facilities Services Diversified Support Services Advertising Technology Hardware, Storage & Peripherals Broadline Retail Construction & Engineering Pharmaceuticals Paper & Plastic Packaging Products & Materials Real Estate Services Building Products Data Processing & Outsourced Services Other

# Origination Pipeline Funnel[1]

## Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Approximately 70 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

\+

20+ person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

\+

Deals being sourced by over 500 Investment Professionals across H.I.G.'s platform

| *Typical Underwriting Process: 3-6 months* | Total | % of Sourced |
|---|---|---|
| **Opportunities Reviewed** | **12,285** | *100.0%* |
| **Initial Due Diligence** | **2,866** | *22.6%* |
| **Term Sheets Delivered** | **752** | *5.9%* |
| **Closed Transactions** | **290** | *2.3%* |

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

*(1) Origination Pipeline figures reflect 2014 through March 31, 2025.*

WHITEHORSE FINANCE 23

# Corporate Data

**Board of Directors**
John Bolduc
Chairman of the Board

Stuart Aronson
Director

Jay Carvell
Director

G. Stacy Smith
Independent Director

Rick P. Frier
Independent Director

Rick D. Puckett
Independent Director

John P. Volpe
Independent Director

**Investment Committee**
Sami Mnaymneh
Co-Founder, Co-Executive Chairman and CEO of H.I.G. Capital

Anthony Tamer
Co-Founder and Co-Executive Chairman of H.I.G. Capital

Stuart Aronson
Chief Executive Officer and Director

Mark Bernier
Managing Director of WhiteHorse Capital

John Bolduc
Chairman of the Board, Executive Managing Director of H.I.G. Capital

Javier Casillas
Global Chief Credit Officer and Managing Director of WhiteHorse Capital

Pankaj Gupta
Global Head of Originations and Managing Director of WhiteHorse Capital

David Indelicato
Managing Director of WhiteHorse Capital

Brian Schwartz
Co-President of H.I.G. Capital

John Yeager
Managing Director of WhiteHorse Capital

**Corporate Executive Officers**
Stuart Aronson
Chief Executive Officer

Marco Collazos
Chief Compliance Officer

Joyson Thomas
Chief Financial Officer

**Research Coverage**
Sean-Paul Adams
B. Riley FBR

Melissa Wedel
J.P. Morgan

Mickey Schleien
Ladenburg Thalmann & Co. Inc.

Mitchel Penn
Oppenheimer & Co.

Robert Dodd
Raymond James

**Corporate Counsel**
Dechert LLP
New York, NY

**Corporate Headquarters**
1450 Brickell Avenue
31st Floor
Miami, FL 33131

**Transfer Agent**
Equiniti Trust Company, LLC
(f/k/a American Stock Transfer & Trust Company, LLC)
New York, NY

**Investor Relations Contact**
1450 Brickell Avenue
31st Floor
Attention: Investor Relations
Miami, FL 33131
(305) 381-6999

**Independent Registered Public Accounting Firm**
Crowe LLP
Chicago, IL

**Equity Securities Listing**
NASDAQ: WHF

Please visit our website at:
www.whitehorsefinance.com

WHITEHORSE FINANCE 24